PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment

	December 31,
	2020	2019
Cost:
Computers and peripheral equipment	$6,776	$7,212
Office furniture and equipment	2,682	2,703
Leasehold improvements	8,658	8,678
Capitalized software	12,473	12,473

Total cost	30,589	31,066
Less: accumulated depreciation and amortization	(23,819)	(20,148)
Property and equipment, net	$6,770	$10,918